EXHIBIT 10.19
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #5 TO SUPPLY AGREEMENT

Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 ("Illumina") and Guardant Health, Inc., a Delaware corporation having a place of business at 505 Penobscot Drive, Redwood City CA 94063 (“Customer”), entered into that certain Supply Agreement dated September 15, 2014, as amended (“Agreement”). Customer and Illumina may be referred to herein as “Party” or “Parties.” Illumina and Customer desire to amend the Agreement by entering into this Amendment #5 (“Amendment #5”) as of the date of last signature below (“Amendment #5 Effective Date”).

The Parties hereby agree as follows:

1.The definitions set forth below are hereby deleted in their entirety and replaced as follows:

“Clinical Service Laboratory” means a high-throughput commercial laboratory entity, that is (i) similarly situated to Customer (primary factors to be considered are [***]; and (ii) in the business of marketing, performing, and delivering results of high-complexity screening or diagnostic tests on human samples received from, and delivered to unaffiliated health care professionals or health care organizations for [***] purposes.

“Clinical Use” means testing of human samples and specimens with Customer’s or its Affiliates’ own Laboratory Developed Tests in a clinical laboratory in the [***], specifically excluding [***].

“Collection Territory” means the country or countries from which samples and specimens may be collected for testing by Customer and its Affiliates for Clinical Use. The Collection Territory is worldwide.

“Core Consumables” means (i) with respect to the NextSeq Sequencing System (500/550/1000/2000), those Consumables commercialized as of the Effective Date and future Consumables, in each case that are intended by Illumina to be used to perform a sequencing process on the NextSeq Sequencing System (500/550/1000/2000), (ii) with respect to the NovaSeq 6000 Sequencing System, the NovaSeq 6000 Reagent Kits v1.5 and future Consumables that are intended by Illumina to be used to perform a sequencing process on the NovaSeq 6000 Sequencing System, and (iii) with respect to Illumina sequencing systems and system upgrades launched after the Amendment #5 Effective Date, those Consumables used to perform a sequencing process on such systems. Non-limiting examples of Core Consumables are kits used to perform clustering and sequencing on Illumina Hardware. Kits used for sample and library preparation are not Core Consumables unless such kits are necessary (i.e., no reasonable technological alternative) for use with Supplied Products.

“Direct Countries” means those countries where Illumina customarily makes Supplied Products available for purchase directly by end user customers (e.g., without involvement of a channel partner, distributor, or reseller).

“Excluded Activities” means any and all uses of a Supplied Product that (A) is not in accordance with the Supplied Product’s Specifications or Documentation, (B) is a reuse of a previously used Consumable except to the extent the Specifications or Documentation for the applicable Consumable expressly states otherwise, (C) is the disassembling, reverse-engineering, reverse-compiling, or reverse-assembling of the Supplied Product, (D) is the separation, extraction, or isolation of components of Consumables or other unauthorized analysis of the Consumables, (E) gains access to or determines the methods of operation of the Supplied Product, (F) is the use of third party On-Hardware Consumables with Hardware (unless the Specifications or Documentation state otherwise), (G) is the transfer to a third-party of, or sub-licensing of, Software or third-party software, or (H) is the use of the Supplied Products in a facility not owned by, leased by, or otherwise under the contractual control of Customer.

“Pre-Release Sequencing Product” means (i) a sequencing instrument, or (ii) reagents or consumable items that are used to perform a process on an Illumina sequencing instrument, and in both the case of (i) and (ii), are not available for purchase in Illumina’s product catalogue. Kits used for sample and library preparation would not meet the definition of a Pre-Release Sequencing Product unless such kits are necessary (i.e., no reasonable technological alternative) for use with Supplied Products.

“Special Project” means a project or circumstance giving rise to a discrete purchase outside of the ordinary course of purchases made by the applicable Illumina customer in a particular country (e.g., large-scale population health project, large-scale public health project, research project, clinical test validation, or clinical trial, or a circumstance requiring purchase of replacement Core Consumables).

“Territory” means worldwide; provided, however, Illumina shall only be obligated to ship Supplied Products into countries that are Direct Countries. Illumina shall not provide warranty support in countries that are not Direct Countries.

2.The original last sentence of Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Without limiting any use rights with respect to Supplied Products that may be granted to Affiliates of Customer under this Agreement, this Agreement is personal to Customer and the rights and obligations regarding purchase and supply do not extend to Affiliates of Customer.”

3.The following sentence is hereby added at the end of Section 2.1:

“In addition to the obligation in Section 14(d) of the Fifth Amendment, to the extent (i) Customer requests a specific development arrangement relating to a potential Pre-Release Sequencing Product, or (ii) Illumina has existing Pre-Release Sequencing Products, Illumina shall in good faith consider partnering with Customer under a separate agreement, taking into account any similar activities undertaken with other Clinical Service Laboratories.”

4.The penultimate sentence of Section 6.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Illumina shall accept all Purchase Orders that are submitted in accordance with this Agreement and the applicable quotation (if any), it being agreed that Illumina shall, when requested by Customer, promptly issue quotations that are consistent with the terms and conditions of this Agreement and Exhibit A. In the event of a conflict between the terms of this Agreement and the applicable quotation, the terms of this Agreement shall prevail.”

5.The following language is hereby added to Section 6.1 of the Agreement:

“In the event Illumina does not provide a quote or other reference for a particular Supplied Product, then it shall be sufficient for Customer’s Purchase Order to include the Illumina catalogue number in lieu of such quote or other reference. In the event Illumina is experiencing a supply shortage of the applicable Supplied Product (or components therein), including due to Force Majeure, Illumina will allocate the existing supply in an equitable manner among its customers (including affiliates) in proportion to their order date, confirmed order volumes, date of scheduled delivery, and customary practices in effect and applicable to all customers, and which practices shall not favor Affiliates over other customers in the event of a supply shortage.”

6.The following new Section 9.6 is hereby added to the Agreement:

“9.6    Certain Firewalling Obligations. Contingent upon the close of the acquisition of GRAIL by Illumina, and in addition to the confidentiality obligations set forth in Section 9.1 of the Agreement, Illumina shall in no event share Confidential Information of Customer with GRAIL or any subsidiary of GRAIL, or any employees of Illumina who work within the division of Illumina of which GRAIL will become a part following the close of Illumina's acquisition of GRAIL. Any Confidential Information shall be used by Illumina only in connection with and as reasonably necessary to perform Illumina’s product supply, service or other commitments to Customer, and shall not be used for any other purpose. All such employees who may receive Confidential Information will be advised of these confidentiality obligations and use restrictions. Illumina shall establish a firewall designed to prevent any GRAIL personnel (and any Illumina personnel carrying out activities with respect to the GRAIL business or products) from accessing any Confidential Information obtained by or made available to Illumina relating to Customer or its business or products. Upon written request from Customer, which request shall be made not more than once per quarter, Illumina shall provide a written certification signed by an executive officer of Illumina that Illumina is in compliance with its firewalling obligation described in the preceding sentence.”

7.Section 10.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“10.2    Customer Representations and Warranties. Customer is not an authorized dealer, representative, reseller, or distributor, of Illumina’s, or any of its Affiliates’, products or services. Customer represents and warrants, that (a) it or an Affiliate owns, leases, or otherwise contractually controls the facilities in which Supplied Products will be used for Customer Use, (b) it has the right and authority to enter into this Agreement without violating the terms of any other agreement; (c) to its knowledge, as of the Amendment #5 Effective Date, it and its Affiliates (where applicable) have all rights and licenses necessary to purchase and use the Supplied Products for Customer Use; and (d) the person(s) signing this Agreement on its behalf has the right and authority to bind Customer and its Affiliates (where applicable) to the terms and conditions of this Agreement.”

8.Section 12.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“12.1    Term. This Agreement shall commence on the Effective Date and expire twelve (12) years following the Amendment #5 Effective Date (“Initial Term”). Upon expiration of the Initial Term, this Agreement will automatically renew for successive one year periods (each such period, a “Renewal Term”), unless (i) earlier terminated as provided hereunder, or (ii) either Party provides notice of non-renewal to the other Party not less than 12 months prior to the date such renewal would otherwise take effect. The Initial Term and any Renewal Terms shall be collectively referred to as the “Term.”

9.The following language is hereby added to Section 12.2(a) of the Agreement:

“Notwithstanding the foregoing, if a material breach by Customer relates to any infringement of any Intellectual Property Rights (alleged or adjudicated) of Illumina , then Illumina may not terminate this Agreement pursuant to this Section 12.2 solely on the basis of such alleged material breach.”

10.A new subsection (d) is hereby added at the end of Section 12.2:

“d. Termination for Convenience. Customer may terminate this Agreement for convenience and without termination liability at any time upon ninety (90) days’ prior written notice to Illumina, provided, however, that Customer shall honor all invoices, which invoices shall be issued upon shipment, for Supplied Products ordered under a Purchase Order that was accepted by Illumina prior to the termination date. Illumina may not terminate this Agreement for convenience prior to the end of the Initial Term, provided, however, Illumina may provide a notice of non-renewal of the Agreement as set forth in Section 12.1.”

11.Section 12.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“12.3 Right to Cease Delivery. In addition to any other remedies available to Illumina under this Agreement or at Law, Illumina reserves the right to cease shipping Supplied Product to Customer immediately if Customer (a) uses the Supplied Product outside the scope of Customer Use, (b) fails to pay invoices when due, provided that Illumina shall work with Customer in good faith to address invoices that are not paid when due, so long as Customer has not purposefully withheld payment on any one invoice and has a good record of paying invoices when due, (c) breaches any term in Article III (Use Rights for Supplied Products), (d) breaches any Customer representation or warranty made hereunder or (e) provides notice to Illumina in accordance with Section 12.2(c). Notwithstanding the foregoing, (i) in no event will Illumina have the right to cease shipping of the Supplied Product solely on the basis of any alleged claim of infringement of any Intellectual Property Rights of Illumina, and (ii) with respect to (a), (c), and

(d), in no event will Illumina have the right to cease shipping of the Supplied Product until the applicable matter has been resolved in a final adjudication pursuant to Section 13.”

12.Section 13.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“13.1 Governing Law; Jurisdiction. This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation shall be governed and construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws. The Parties agree that the United Nations Convention on Contracts for the International Sale of goods shall not apply to this Agreement, including any terms in Documentation. In either Party’s discretion (except with respect to claims based on patent infringement, validity, or unenforceability, all of which shall be adjudicated in a court of law), any dispute, claim or controversy arising out of or relating to the breach, termination, enforcement, interpretation or validity of these terms and conditions, shall be determined by confidential binding arbitration conducted in the English language to be held in San Mateo, California before one arbitrator who has at least 10 years of experience in handling disputes similar to the dispute to be arbitrated hereunder and administered by JAMS pursuant to the JAMS Comprehensive Arbitration Rules. In all cases of arbitration hereunder each Party shall bear its own costs and expenses and an equal share of the arbitrator’s and administrator’s fees of arbitration; neither Party nor an arbitrator may disclose the existence, content, or results of any arbitration without the prior written consent of both Parties, unless required by law; the decision of the arbitrator shall be final and binding on the Parties, provided that, the arbitrator shall not have the authority to alter any explicit provision of these terms and conditions; judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. Notwithstanding anything herein to the contrary, any claims or causes of action involving infringement, validity, or enforceability of a Party or its Affiliate’s Intellectual Property rights are not subject to this arbitration clause.”

13.The heading and first sentence of Section 13.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“13.2 Affiliates; Rights of Third Parties. Customer agrees that (i) Illumina may delegate or subcontract any or all of its rights and obligations under this Agreement to one or more of its Affiliates, and (ii) Affiliates of Customer may use the Supplied Products in accordance with the terms and conditions of this Agreement and applicable law, and references to “Customer” in Article III hereof shall be construed to include Affiliates of Customer, provided in each case (of (i) and (ii)) that such Affiliates (where applicable) are bound to comply with the terms and conditions of this Agreement. With respect to the occurrence of (i) or (ii) in the preceding sentence, a Party shall be solely responsible, and jointly and severally liable, for any acts and omissions of its Affiliates under this Agreement, including but not limited to any breach of this Agreement by its Affiliates. Illumina invoices and other documentation may come from an Illumina Affiliate and Customer shall honor those just as if they came directly from Illumina. Except as expressly set forth in this Section 13.2, there are no third party beneficiaries to this Agreement. The Parties to this Agreement may rescind or terminate this Agreement or vary any of its terms in accordance with their rights under this Agreement and by law, without the consent of any third party.”

14.To the extent permitted under applicable law, Customer shall:

a.have access to overall [***]. Without limiting the foregoing, [***], Customer shall have access to [***], for such testing in the relevant country and Illumina agrees to [***] for all relevant [***] at the time of offering such [***] to [***]. Notwithstanding the foregoing, in the event Illumina and Customer partner on a project that Illumina and Customer acknowledge in writing is a Special Project between Illumina and Customer using Core Consumables, Illumina will [***].

b.have access to Illumina sequencing platforms (e.g., NextSeq, NovaSeq, and future platforms) for purchase in accordance with Illumina’s customary practices.

c.have access to product service and support services in accordance with Illumina’s customary practices (e.g., included with instrument purchase or purchased separately).

d.have access to [***]; provided, however, this obligation to offer access to Customer shall not be triggered if [***]; and

e.have access to [***]. Notwithstanding the foregoing, in the event Illumina and Customer partner on a project that Illumina and Customer acknowledge in writing is a Special Project between Illumina and Customer using Core Consumables, Customer shall have access to [***].

In the case of Section 14(d) and Section 14(e) above, any obligation to provide access is contingent [***]. Further, in the case of both Section 14(a) and Section 14(e) above, the triggering pricing to [***] must be for purchases in the ordinary course for clinical or research-use testing performed in a particular country. Purchases for Special Projects made by [***], shall be governed by express language regarding such Special Projects, as set forth in subparts (a) and (e). Illumina shall identify Special Projects as such in its internal documentation.

In the event of a triggering event under this Section 14, then Illumina will [***].

For clarity, any Purchase Orders accepted before the date of the triggering purchase, regardless of whether or not the relevant Supplied Products have shipped, will be [***].

15.Exhibit A is hereby deleted in its entirety and replaced with the attached Exhibit A.

Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. All capitalized terms not defined in this Amendment #5 shall have the meaning ascribed to them in the Agreement. This Amendment #5 may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #5 to be executed by their respective duly authorized representatives.

Guardant Health, Inc.:		Illumina, Inc.:

By:	/s/ AmirAli Talasaz	By:	/s/ Nicole Berry

Name:	AmirAli Talasaz	Name:	Nicole Berry

Title:	President and Chief Operating Officer	Title:	SVP & GM, Americas Region

Date:	12/30/2020	Date:	1/1/2021

EXHIBIT A - Part 1 of 2 - HARDWARE PRICING

The following tables list the Hardware subject to purchase under this Agreement. Any additional Hardware offered for sale pursuant to Illumina’s catalog found available at https://www.illumina.com/products/all-products.html will be automatically added to this list and shall be subject to the terms under this Agreement; provided, however, with respect to any products not expressly set forth in the first table of this Exhibit A – Part 1 of 2, discounts (if any) shall be determined at the time of purchase and otherwise subject to the terms under this Agreement, including Section 14. Any applicable discounts shall apply to the then-current list price in the country to which the applicable Supplied Products will be shipped by Illumina. Any applicable discounts associated with a certain number of systems installed shall be applied on a Customer-specific or Affiliate-specific basis, as applicable (i.e., shipments to Customer Facilities and Affiliate Facilities shall not be aggregated).

For example purposes only:

Example 1: Customer places a Purchase Order for one NovaSeq System to be shipped Customer’s Facility in the United States where Customer already has five NovaSeq Systems which were purchased and installed during the Term. Customer shall receive a [***] discount off the NovaSeq System to be shipped to and installed at Customer’s Facility in the United States.

Example 2: Customer places a Purchase Order for one NovaSeq System to be shipped Customer’s Affiliate’s Facility in France where such Affiliate already has three NovaSeq Systems which were purchased and installed during the Term. Customer shall receive a discount [***] discount off the NovaSeq System to be shipped to and installed at the Affiliate’s Facility in France.

Catalog #	Description
SY-410-1003
MiSeq® System
MiSeq System Integrated system for automated generation of DNA clonal clusters by bridge amplification, sequencing, primary and secondary analysis. System includes embedded touchscreen monitor and on-instrument computer, dual surface imaging capability, MiSeq Software Suite, installation kits and standards, installation and training, and 12 months warranty (including parts and labor).

SY-415-1002
NextSeq® 550 Sequencing System
llumina NextSeq™ 550 Sequencing System is an integrated system for automated generation of DNA clonal clusters by bridge amplification, sequencing, and primary analysis. System includes embedded touchscreen monitor and on-instrument computer, NextSeq Control Software, installation and training, and 12 months warranty (including parts and labor).

SY-420-1001
MiniSeq System
Illumina MiniSeq Sequencing System is an integrated system for automated generation of DNA clonal clusters by bridge amplification, sequencing, and analysis. System includes embedded touch screen monitor and on- instrument computer, MiniSeq Control Software, Local Run Manager analysis and management software, installation and training, and 12 months warranty (including parts and labor).HiSeq® 4000 Sequencing System
The Illumina HiSeq 4000 Sequencing System is a dual flow cell sequencing instrument. System includes workstation computer, touch screen monitor, HiSeq Control Software, installation kits and standards, installation and training, and 12 months warranty (including parts and labor).

SY-101-1001
iScan System
The Illumina iScan System is a bench-top reader that utilizes Illumina's BeadArray technology and includes the iScan Reader, isolation table, computer, installation, and a 1 year warranty.

20012850
NovaSeq™ 6000 Sequencing System
The NovaSeq 6000 Sequencing System is an integrated ultrahigh throughput system performing onboard cluster generation and sequencing. This system includes installation and training and 12 months warranty (including parts and labor).

Hardware Discounts and Service Contract Discounts

For the avoidance of doubt, Customer shall not be entitled to a credit or refund for the amount of discount which would apply under this Agreement for units of Existing Hardware purchased prior to the Effective Date or for Hardware purchased outside of this Agreement after the Effective Date. Discounts on HiSeqs and NextSeqs are calculated separately. For the further avoidance of doubt, the discounts specified below with respect to purchases by Customer of NovaSeq 6000 Instruments are based on Customer’s cumulative purchases of NovaSeq 6000 Instruments during the Term and not based on any one particular purchase by Customer of NovaSeq 6000 Instruments. So, by way of example:

If Customer purchases three (3) NovaSeq 6000 Instruments in the third quarter of 2017 and then Customer purchases an additional two (2) NovaSeq 6000 Instruments in the fourth quarter of 2017, then Customer has qualified for and is entitled to a [***] discount on the first four NovaSeq 6000 Instruments and a [***] discount with respect to Customer’s purchase of the fifth NovaSeq 6000 Instrument and the [***] discount shall also apply to additional four (4) NovaSeq 6000 Instruments purchased during the Term.
If Customer purchases any additional NovaSeq 6000 Instruments subsequent to Customer’s purchase of the nine (9) NovaSeq 6000 Instruments, in the aggregate, then Customer has qualified for and is entitled to the [***] discount with respect to Customer’s purchase of such additional NovaSeq 6000 Instruments during the Term.

Product (Instruments)	Discount off of NextSeq 550 Instruments
Discount	[***]%

Number of NovaSeq 6000 Instruments*	[***]	[***]	[***]
Discount off of NovaSeq 6000 Instruments	[***]	[***]	[***]

*[***].

NovaSeq Service Contract Discount:

Number of NovaSeq Instruments**	Discount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

** [***].

NextSeq Service Contract Discount:

Number of NextSeq Instruments**	Discount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
÷÷
** [***]

Instrument Services (On Site Service and Parts Only Contract) Discount:  [***]
An extra [***] discount is available with a 2 year service contract renewal, or an extra [***] discount is available with a [***] service contract renewal. The extra [***] or [***] discount may not be stacked with one another (i.e., the [***] discount and [***] discount may not be combined).

Catalogue Number	Description
20016099	NovaSeq 6000 OQ Coverage Add-On
20016086	NovaSeq 5000 OQ Coverage Add-On
20016100	NovaSeq 6000 IQ/OQ
20016087	NovaSeq 5000 IQ/OQ
20016102	ILMN PC NovaSeq 6000 Prev Maint
20016101	ILMN PC NovaSeq 6000 Sys Health Check
20016098	NovaSeq 6000 OQ
20016332	NovaSeq 6000 PQ
20016088	ILMN PC NovaSeq 5000 Sys Health Check
15072327	NextSeq® 550 OQ Coverage Add-On
20023558	NextSeq 550 Dx OQ Coverage AddOn
15057044	PROD Care NSQ® 500 IPVCoverage Add-On
15067681	NextSeq® 500 IQ/OQ
15067965	NextSeq® 550 IQ/OQ
20023559	NextSeq 550 Dx IQ/OQ
15067736	NextSeq® Proof of Concept
20023957	NSQ 550Dx Preventative Maintenance
15067967	NextSeq® 550 PQ
15054362	NextSeq® 500 PQ
15054364	NextSeq® 500 Operational Qualification
20023610	NextSeq 550 Dx (OQ)
20025872	NextSeq 550 Dx PQ
20038659	NSQ Control SW v4 / Win 10 no contract
20023958	NSQ 550Dx System Health Check
15057273	PROD Care NSQ® 500 PREVative MAIN
15071377	Product Care N-Sq® 550 sys Health Check
15057274	PROD Care NSQ® 500 SYS Health CHK

EXHIBIT A – Part 2 of 2 – CONSUMABLES PRICING

The following tables list the Consumables subject to purchase under this Agreement and any applicable discounts off the then-current list price in the country to which the applicable Consumables will be shipped by Illumina. Any additional Consumables offered for sale pursuant to Illumina’s catalog available at https://www.illumina.com/products/all-products.html will be automatically added to this list and shall be subject to the terms under this Agreement; provided, however, with respect to any products not expressly set forth in the first table of this Exhibit A – Part 2 of 2, discounts (if any) shall be determined at the time of purchase and otherwise subject to the terms under this Agreement, including Section 14. Any applicable discounts associated with amounts invoiced by Illumina for shipments of Consumables or systems installed shall be applied on a Customer-specific or Affiliate-specific basis, as applicable (i.e., shipments to Customer Facilities and Affiliate Facilities shall not be aggregated).

For example purposes only:

Example 1: Customer places a Purchase Order for one NovaSeq 6000 S4 Reagent Kit v1.5 to be shipped Customer’s Facility in the United States. Customer already has ten NovaSeq Systems which were purchased and installed during the Term, and Customer’s NovaSeq 6000 Core Consumables Spend is $21,000,000. Customer shall receive a [***] discount off NovaSeq 6000 S4 Reagent Kit v1.5 to be shipped to Customer’s Facility in the United States.

Example 2: Customer places a Purchase Order for one NovaSeq 6000 S4 Reagent Kit v1.5 to be shipped Customer’s Affiliate’s Facility in France where such Affiliate already has ten NovaSeq Systems which were purchased and installed during the Term, and such Affiliate’s NovaSeq 6000 Core Consumables Spend is $15,000,000. Customer shall receive a discount [***] discount off the NovaSeq 6000 S4 Reagent Kit v1.5 to be shipped to the Affiliate’s Facility in France.

Catalog #	Description
20028318	NovaSeq 6000 S1 Rgt Kit v1.5 (200 cycles)
20028402	NovaSeq 6000 SP Rgt Kit v1.5 (500 cycles)
20028319	NovaSeq 6000 S1 Rgt Kit v1.5 (100 cycles)
20028400	NovaSeq 6000 SP Rgt Kit v1.5 (300 cycles)
20040719	NovaSeq 6000 SP Rgt Kit v1.5 (200 cycles)
20028401	NovaSeq 6000 SP Rgt Kit v1.5 (100 cycles)
20021663	NovaSeq Xp Flow Cell Dock
20021665	NovaSeq Xp 4-Lane Kit
20043131	NovaSeq XP 4-Lane Kit v1.5
20021664	NovaSeq Xp 2-Lane Kit
20043130	NovaSeq XP 2-Lane Kit v1.5
20040830	NovaSeq 6000 S4 Rgt Kit v1.5 (300 cycles)-10pk
20040831	NovaSeq 6000 S4 Rgt Kit v1.5 (300 cycles)-20pk
20040832	NovaSeq 6000 S4 Rgt Kit v1.5 (300 cycles)-40pk
20039123	TG NextSeq™ 500/550 HO v2 75 cycle - 60pkg
20024913	TG NextSeq 500/550 Hi Output v2.5 (300 cycles)
20024908	NextSeq 500/550 Hi Output KT v2.5 (300 cycles)
20024912	TG NextSeq 500/550 Hi Output v2.5 (150 cycles)
20024907	NextSeq 500/550 Hi Output KT v2.5 (150 cycles)
20024910	TG NextSeq 500/550 Mid Output v2.5 (300 cycles)
20024905	NextSeq 500/550 Mid Output KT v2.5 (300 cycles)
20024911	TG NextSeq 500/550 Hi Output v2.5 (75 cycles)
20024906	NextSeq 500/550 Hi Output KT v2.5 (75 cycles)
20024909	TG NextSeq 500/550 Mid Output v2.5 (150 cycles)

20024904	NextSeq 500/550 Mid Output KT v2.5 (150 cycles)
20027466*	NovaSeq 6000 S4 Reagent Kit (200 cycles)
20012860*	NovaSeq 5000/6000 S2 Rgt Kit (300 cyc)
20012861*	NovaSeq 5000/6000 S2 Rgt Kit (200 cyc)
20012862*	NovaSeq 5000/6000 S2 Rgt Kit (100 cyc)
20012863*	NovaSeq 5000/6000 S1 Rgt Kit (300 cyc)
20012864*	NovaSeq 5000/6000 S1 Rgt Kit (200 cyc)
20029137*	NovaSeq 6000 SP Reagent Kit (500 cycles)
20012865*	NovaSeq 5000/6000 S1 Rgt Kit (100 cyc)
20027465*	NovaSeq 6000 SP Reagent Kit (300 cycles)
20040326*	NovaSeq 6000 SP Reagent Kit (200 cycles)
20027464*	NovaSeq 6000 SP Reagent Kit (100 cycles)
20012866*	NovaSeq 6000 S4 Rgt Kit (300 cyc)

*[***].

Purchase Periods
Following the Amendment #5 Effective Date, and no later than February 15 of each year thereafter, Illumina will [***].

Consumables Purchase Price

“Consumable Spend” equals [***].

Consumable Volume Discount Applicable to NextSeq Consumables

The following discounts off the then-current list price shall apply to NextSeq Consumables purchased by Customer:

Consumable Spend	Non-TG	TG Consumables
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Discount Applicable to NovaSeq 5000/6000 Reagent Kits v1 through December 31, 2020:

Product	Discount
[***]	[***]
Discount Applicable to NovaSeq 6000 S4 Reagent Kits v1, through December 31, 2020:

NovaSeq 6000 Core Consumable Spend	Discount
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Discount Applicable to NovaSeq 6000 S4 Reagent Kits v1.5:

The following discounts off the then-current list price shall apply to NovaSeq 5000/6000 S4 Reagent Kits v1.5 purchased by Customer:

NovaSeq 6000 Core Consumable Spend	8-9 NovaSeq installed instruments	10-11 NovaSeq installed instruments	12-13 NovaSeq installed instruments	14-15 NovaSeq installed instruments	16+ NovaSeq installed instruments
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Any applicable discounts associated with a certain number of systems being installed shall be applied [***].

“NovaSeq 6000 Core Consumables Spend” equals [***].